UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 20, 2020

Foot Locker, Inc.

(Exact name of registrant as specified in charter)

New York	1-10299	13-3513936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 West 34th Street, New York, New York 10001 (Address of principal executive offices) (Zip Code) Registrant's telephone number, including area code: (212) 720-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Company’s annual shareholders’ meeting held on May 20, 2020 (the “Annual Meeting”), shareholders voted on the three proposals set forth below. For more information on the proposals, please see the 2020 Proxy Statement, the relevant portions of which are incorporated herein by reference.

As of March 23, 2020, the Company’s record date for the Annual Meeting, there were a total of 104,191,210 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 85,990,287 shares of Common Stock were represented in person or by proxy and, therefore, a quorum was present.

1.        With respect to the election of the eleven nominees to the Board for one-year terms expiring at the annual shareholders’ meeting to be held in 2021, the votes were cast for the proposal as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Maxine Clark	78,268,821	1,478,205	164,824	6,078,437
Alan D. Feldman	75,103,851	4,636,958	171,041	6,078,437
Richard A. Johnson	75,650,732	3,751,471	509,647	6,078,437
Guillermo G. Marmol	78,497,384	1,173,346	241,120	6,078,437
Matthew M. McKenna	74,386,121	5,287,121	238,608	6,078,437
Darlene Nicosia	78,263,160	1,383,370	265,320	6,078,437
Steven Oakland	77,936,391	1,771,322	204,137	6,078,437
Ulice Payne, Jr.	78,310,268	1,329,718	271,864	6,078,437
Kimberly Underhill	77,943,817	1,766,220	201,813	6,078,437
Tristan Walker	78,328,370	1,314,410	269,070	6,078,437
Dona D. Young	74,020,933	5,714,751	176,166	6,078,437

Based on the votes set forth above, each of the eleven nominees to the Board was duly elected.

2.        With respect to the proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers, the votes were cast for the proposal as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
75,274,610	4,051,988	585,252	6,078,437

Based on the votes set forth above, the compensation of the Company’s named executive officers was approved.

3.        With respect to the proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2020 fiscal year, the votes were cast for the proposal as set forth below:

Votes For	Votes Against	Abstentions
83,347,430	2,411,119	231,738

Based on the votes set forth above, the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2020 fiscal year was duly ratified.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOT LOCKER, INC.
Date: May 21, 2020	By:	/s/ Sheilagh M. Clarke
Name: Sheilagh M. Clarke
Title: Senior Vice President,
General Counsel and Secretary